MERGER WITH SUPPORT	9 Months Ended
Sep. 30, 2021
Business Combinations [Abstract]
Merger with Support
3.	MERGER WITH SUPPORT
As described in Note
 1, on September 14, 2021, Greenidge and Support combined their respective businesses through an all-stock
merger transaction where Support became a wholly owned subsidiary of Greenidge. The merger has been accounted for as a business combination using the acquisition method of accounting in accordance with the provisions of FASB ASC 805,
Business Combinations
(“ASC 805”). Greenidge was determined to be the acquiring company for accounting purposes.
At the effective time of the Merger (“Effective Time”): (i) each share of common stock of Support (the “Support Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and extinguished and automatically converted into the right to receive 0.115 (the “Exchange Ratio”) shares of class A common stock, par value $0.0001, of the Company, (ii) each outstanding stock option of Support immediately prior to the Effective Time (an “Option”) was accelerated, and the holder of each Option received the right to receive an amount of the Company’s class A common stock equal to the Exchange Ratio, multiplied by the number of shares of Support Common Stock underlying such Option, less any shares withheld in satisfaction of the aggregate exercise price of such Option and such holder’s tax withholding obligations and (iii) each outstanding restricted stock unit of Support immediately prior to the Effective Time (an “RSU”) was accelerated, and the holder of each RSU received the right to receive an amount of the Company’s class A common stock equal to the Exchange Ratio, multiplied by the number of shares of Support Common Stock underlying such RSU, less any shares and such holder’s tax withholding obligations.
Preliminary Allocation of the Purchase Price
We have applied the acquisition method of accounting in accordance with ASC 805, with respect to the identifiable assets and liabilities of Support, which have been measured at estimated fair value as of the date of the business combination. Any excess of the acquisition price over the fair value of the assets and liabilities acquired is recorded as goodwill.
As required by ASC 805, the acquisition price was determined based on the value of the consideration paid to Support shareholders, calculated to be $93.9 million (see table below). This acquisition price was allocated to the identifiable assets acquired and liabilities assumed of Support based upon their estimated fair values at the Merger date, primarily using Level 2 and Level 3 inputs. Level 2 inputs are quoted prices for similar assets and liabilities in active markets or inputs that are observable, and Level 3 inputs are inputs that are unobservable (for example, cash flow modeling inputs based on assumptions). Due to the timing of the business combination, allocations of the acquisition price are based on preliminary estimates and assumptions at the Merger date and are subject to revision based on final information received, including appraisals, projections and other analysis which support underlying estimates. As the Company finalizes the fair value of assets acquired and liabilities assumed, additional purchase price allocation adjustments may be recorded during the measurement period, but no later than one year from the date of the Merger. The Company will reflect measurement period adjustments in the period in which the adjustments are determined.
The following table summarizes the estimated value of the consideration paid (purchase price):

$ in thousands, except per share amount
Support common stock exchanged	25,745,487
Exchange ratio	0.115

Greenidge Class A common stock exchanged	2,960,731
Greenidge common stock value per share	$31.71

Consideration paid	$93,885

For the period immediately prior to the effective date of the Merger, Greenridge was a private company, and Support’s stock price fluctuated significantly based on factors not representative of the value of its underlying operations; therefore, Greenidge used the average of its closing stock price for the first ten days of trading on the Nasdaq Exchange ($31.71 per share) to measure the value of the consideration paid to Support shareholders.
The following table summarizes the preliminary allocation of the purchase price to the identifiable assets acquired and liabilities assumed by Greenridge, with the excess of the purchase price over the fair value of Support’s net assets recorded as goodwill. As previously discussed, allocations of the acquisition price are based on preliminary estimates and assumptions and the final determination of the fair values may result in further adjustments to the values presented in the following table:

$ in thousands
Cash and cash equivalents	$27,113
Short-term investments	496
Accounts receivable	5,383
Prepaid expenses and other current assets	713
Property and equipment	1,349
Other long-term assets	383
Accounts payable	(117)
Accrued expenses and other current liabilities	(3,328)
Other long-term liabilities	(242)
Intangible assets	22,690
Deferred tax liability	(6,904)
Goodwill	46,349

Total consideration	$93,885

For assets and liabilities (excluding identifiable intangible assets and deferred revenues), the Company estimated that the carrying values, net of allowances, represented the fair values at the effective date of the Merger.
The fair value estimates for identifiable intangible assets is based on preliminary assumptions that market participants would use in pricing an asset, based on the most advantageous market for the asset (i.e., its highest and best use). The final fair value determination for identifiable intangibles or estimates of remaining useful lives may differ materially from this preliminary determination. Following is a summary of identifiable intangible assets determined on a preliminary basis and is subject to adjustment during the measurement period, which could be material:

$ in thousands
Identifiable Intangible Asset	Useful Life	Fair Value
Customer relationships	5 years	$21,600
Tradename	10 years	1,090

Total identifiable intangible assets		$22,690

The preliminary fair value of the customer relationships intangible asset was valued using a multi-period excess earnings method, a fo
r
m of the income approach, which incorporates the estimated future cash flows to be generated from Support’s existing customer base. Excess earnings are the earnings remaining after deducting the market rates of return on the estimated values of contributory assets, including debt-free net working capital, tangible assets, and other identifiable intangible assets. The excess earnings are thereby calculated for each year of multi-year projection periods and discounted to present value.
The preliminary fair value of the Support tradename was valued using the relief from royalty method under the income approach. This method estimates the cost savings generated by a company related to the ownership of an asset for which it would otherwise have had to pay royalties or license fees on revenues earned through the use of the asset and discounted to present value.
Due to the timing of the Merger, the Company is in the early stages of its purchase accounting process. As the Company completes this process, including the finalization of the purchase price, fair value calculations, and a more detailed assessment of Support’s business projections, any measurement period adjustments will be recorded and a goodwill impairment test will be performed. In accordance with ASC 805, Support’s assets and liabilities are recorded at fair value at September 14, 2021, and accordingly, there is no cushion between Support’s fair value and carrying value. Considering that the fair value used to determine the consideration was based upon a stock that experienced significant price fluctuations, it is possible that goodwill and intangible assets may need to be impaired at that time.
Results of Support Operations Since the Merger
For the three and nine months ended September 30, 2021, the acquired Support business contributed $1.5 million in revenue and an immaterial operating loss, which includes approximately $0.2 million of amortization expenses of acquired intangible assets.
Supplemental Pro Forma Financial Information
In accordance with ASC 805, the following supplemental unaudited pro forma information gives effect to the Merger as if it had occurred on January 1, 2020. The unaudited pro forma financial information reflects certain adjustments related to the acquisition, such as:

•	Conforming the accounting policies of Support to those applied by Greenidge;

•	Recording certain incremental expenses resulting from purchase accounting adjustments, such as amortization expense in connection with fair value adjustments to intangible assets; and

•	Recording the related tax effects of pro forma adjustments.

	Three Months Ended September 30,		Nine Months Ended September 30,
$ in thousands	2021	2020	2021	2020
Revenues	$42,448	$16,461	$87,830	$47,258
Net (loss) income	$(11,783)	$(1,646)	$(12,602)	$(6,274)
The pro forma results for three and nine months ended September 30, 2021 include $30.0 million and $32.4 million, respectively, of transaction costs for both Greenidge and Support ($24.5 million and $26.9 million after tax, respectively), such as advisor fees, legal and accounting expenses. These costs will not affect the combined company’s statement of operations beyond 12 months after the closing date, September 14, 2021. See Note 4 for additional information.
The unaudited pro forma financial information should not be relied upon as being indicative of the historical results that would have been obtained if the Merger had actually occurred on that date, nor the results of operations of the Company in the future.